                                                                   EXHIBIT 10.8

                                   AGREEMENT

         This Agreement is made this     day of April, 1998 by and between
Michael T. J. Veltri, individually and as trustee of the Michael T. J. Veltri Revocable Living Trust u/a/d December 17, 1992 ("Veltri"), Veltri Metal Products Co., F/K/A VS Acquisition Co. ("VMP"), VS Holdings, Inc. ("VSH"), Veltri Holdings USA, Inc. ("VHU") and Talon Automotive Group, Inc. ("TAG").

         WHEREAS, Veltri, Maria Veltri, and VMP entered into that certain Stock Purchase Agreement dated November 8, 1996 (the "Stock Purchase Agreement");

         WHEREAS, contemporaneously herewith, TAG is undergoing the following restructuring (the "Restructuring"): Hawthorne Metal Products Company, J & R Manufacturing and Talon Automotive Group, L.L.C. will be merging with and into Production Stamping, Inc., and Production Stamping, Inc., as the\surviving entity, will change its name to Talon Automotive Group, Inc. ("TAG*); VS Holdings No. 2, Inc. will merge with and into VS Holdings, Inc.; and VS Holdings, Inc. (which will then be the sole shareholder of VMP), and Veltri Holdings USA, Inc. will then each become wholly owned subsidiaries of TAG;

         WHEREAS, contemporaneously herewith TAG is completing an offering of up to $125,000,000 in senior subordinated notes pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the "Offering");

         WHEREAS, Comerica Bank, a Michigan banking corporation, as Agent under a certain credit agreement among TAG, VMP and others, as borrowers, and other banks, from time to time a party thereto, as lenders, will provide TAG with a senior credit facility (the "Senior Credit Facility");

         WHEREAS, under the Stock Purchase Agreement and its related documentation (the "SPA Documentation"), VMP is indebted to Veltri for the following (the "Veltri Indebtedness"), (i) the Earn Out Amounts, as defined in the Stock Purchase Agreement -dated November 8, 1996, as amended, (ii) the principal and accrued interest due pursuant to the Amended and Restated Promissory Note of even date herewith, and (iii) the monetary obligations owed to Veltri pursuant to the Employment Agreement dated as of November 8, 1996 (excluding any obligations under TAG's Equity Ownership Plan and Veltri's Deferred Compensation Agreement), which Veltri Indebtedness is secured by, among other things, the assets of VMP ;

         WHEREAS, in connection with the Restructuring, Offering, and the Senior Credit Facility, the parties have agreed, among other things, to amend certain agreements relating to the Veltri Indebtedness.

         NOW THEREFORE, for good and valuable consideration, including the premises hereof, and the mutual covenants contained herein, the parties agree as follows:

         1. The parties hereby agree to enter into an Amendment of the Stock Purchase Agreement in the form attached hereto as Exhibit A.

         2. The parties agree to amend and restate, in the form attached hereto as Exhibit B, that certain promissory note of VS Acquisitions Co. in favor of Veltri, dated November 8, 1996, in the principal amount of $658,325.00 (the "Promissory Note").

         3. As further consideration to Veltri for his agreement to the amendments and other accommodations hereof:

                   (i) TAG will pay all of Veltri's legal fees incurred in connection with the transactions contemplated by this Agreement provided however that TAG shall not pay more than an aggregate of $5,000.00 for such fees and said fees shall include only those legal fees associated with the review, negotiation and documentation requirements reasonably foreseeable and anticipated by this Agreement;

                  (ii) TAG and all of its Applicable Subsidiaries (as defined herein) shall enter into a guarantee of the Veltri Indebtedness, in substantially the form attached hereto as Exhibit C.; and

                  (iii) As security for the Veltri Indebtedness, TAG, VSH AND VHU shall grant to Veltri a security interest through a security agreement in substantially the form attached hereto as Exhibit D in all of their respective existing and future assets, subordinated only to Comerica Bank under the Senior Credit Facility, and, in addition, all future Applicable Subsidiaries shall also grant to Veltri a security interest in their existing and future assets subordinated only to the Senior Credit Facility and, in the case of the acquisition of such subsidiary, subordinated to any deferred obligations to the sellers.

         4. TAG shall fund or cause to be funded VMP, VSH and VHU loans (in amounts and upon terms substantially comparable to those previously available plus additional amounts for new platforms and capital expenditures approved by the Board of Directors) for working capital and other business purposes as reasonably required by the Veltri Group from time to time as determined by its Board of Directors.

         5. Veltri shall execute an intercreditor agreement in form attached hereto as Exhibit E together with any other documents reasonably requested by Comerica Bank in connection therewith or herewith.

         6. The parties agree and covenant to take such action and to execute such documents as may be necessary, from time to time, to give full and complete effect to this Agreement and to promptly execute and deliver any such reasonably requested documentation.

         7. (a) The Applicable Subsidiaries for purposes of the Veltri Indebtedness, shall be VMP, VSH and VHU and all other companies wholly-owned by TAG, together with all other companies controlled by TAG which receive funding from the Senior Credit Facility or from TAG or any such companies which have their indebtedness guaranteed by TAG or any other Applicable Subsidiary.

                  (b) All capitalized terms not herein defined shall have the meaning assigned to them in the Stock Purchase Agreement.

         8. The rights, benefits, and obligations arising under this agreement shall not arise, vest in or otherwise encumber either party hereto unless and until the Offering is consummated.

         9. All notices, requests, demands and other communication hereunder shall be in writing, mailed by certified mail, return receipt requested, to the addresses of the respective parties as they may designate from time to time in a notice pursuant to this Section, and such notices shall be deemed to have been duly given on the date of receipt or refusal of receipt.

         10. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

         11. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The parties shall not have the right to assign their rights and obligations hereunder without the express written consent of the other parties hereto.

         12. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof. No waiver, amendment or modification of the terms of this Agreement shall be valid unless in writing and signed by each of the parties hereto.

         13. This Agreement may be executed by facsimile and in one or more counterparts, each and all of which shall be deemed for all purposes to be one Agreement enforceable in accordance with its terms.


                                       ________________________________________
                                       MICHAEL T.J. VELTRI, Individually and
                                       as Trustee for the Michael T.J. Veltri
                                       Revocable Living Trust u/a/d December 7,
                                       1996


                                       VETRI METAL PRODUCTS CO.



                                       By:___________________________________

                                       Its:__________________________________

                                                    VS HOLDINGS, INC.


                                                    By:_________________________

                                                    Its:________________________


                                                    VELTRI HOLDINGS USA, INC.

                                                    By:_________________________

                                                    Its:________________________

                                                    TALON AUTOMOTIVE GROUP, INC.

                                                    By:_________________________

                                                    Its:________________________

                                   EXHIBIT A

                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

         This First Amendment to Stock Purchase Agreement is made this _____ day of April, 1998 by and between Michael T. J. Veltri, individually and as trustee of the Michael T. J. Veltri Revocable Living Trust u/a/d December 17, 1992 ("Veltri"), Veltri Metal Products Co., F/K/A VS Acquisition Co. ("VMP"), VS Holdings, Inc. ("VSH"), and Veltri Holdings USA, Inc. ("VHU").

         WHEREAS, Veltri, Maria Veltri, VMP, VSH and VHU entered into that certain Stock Purchase Agreement dated November 8, 1996 (the "Stock Purchase Agreement");

         WHEREAS, contemporaneously herewith, Talon Automotive Group, INc. ("TAG") is undergoing the following restructuring (the "Restructuring"):
Hawthorne Metal Products Company, J & R Manufacturing and Talon Automotive Group, L.L.C. will be merging with and into Production Stamping, Inc., and Production Stamping, Inc., as the surviving entity, will change its name to Talon Automotive Group, Inc. ("TAG"); VS Holdings No. 2, Inc. will merge with and into VSH; and VSH (which will then be the sole shareholder of VMP), and VHU will then each become wholly owned subsidiaries of TAG;

         WHEREAS, contemporaneously herewith TAG is completing an offering of up to $125,000,000 in senior subordinated notes (the "Notes") pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the "Offering");

         WHEREAS, Comerica Bank, a Michigan banking corporation, as Agent under a certain credit agreement among TAG, VMP and others, as borrowers, and other banks from time to time a party thereto, as lenders, will provide TAG with a senior credit facility (the "Senior Credit Facility"); and

         WHEREAS, in connection with the Restructuring, Offering, and the Senior Credit Facility, the parties have agreed, among other things, to amend the Stock Purchase Agreement, upon the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the provisions and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto freely amend the Stock Purchase Agreement pursuant to ss. 7.3 of the Stock Purchase Agreement, as follows:

         1. Section 1.3(b)(viii) of the Stock Purchase Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

                "The Earn-Out Amounts shall be paid as follows:

                      (A) Subject to the foregoing, the Earn-Out Amounts, if any, payable with respect to the calendar year ending December 31, 1998, (the "1998 Earn-Out"), shall be paid on March 31, 1999 (less any applicable withholding required pursuant to Section 116, as hereinafter defined), together with interest on the unpaid balance of such amount at the Prime Rate (as hereinafter defined) from and after December 31, 1998 until such amount is paid in full, which interest shall be payable (less any applicable withholding) on March 31, 1999; provided, however, in the event (i) any such installment of interest or the 1998 Earn-Out is not paid when due, and such failure shall continue for a period of ten (10) days following written notice thereof to Buyer, or (ii) of an unwaived event of default under the Senior Credit Facility, then in either such event any of the 1998 Earn Out remaining unpaid after March 31, 1999 shall thereafter bear interest at a rate equal to the Prime Rate plus Two percent (2%) until the same is paid in full; and

                      (B) Subject to the foregoing, the Earn-Out Amounts, if any, payable with respect to the calendar year ending December 31, 1999 (the "1999 Earn-Out") shall be paid on March 31, 2000 (less any applicable withholding required pursuant to Section 116) together with interest on the unpaid balance of such amount at the Prime Rate from and after December 31, 1999 until such amount is paid in full, which interest shall be payable (less any applicable withholding) on March 31, 2000; provided, however, in the event (i) any such installment of interest or the 1999 Earn-Out is not paid when due, and such failure shall continue for a period of ten (10) days following written notice thereof to Buyer, or (ii) of an unwaived event of default under the Senior Credit Facility, then in either such event any of the 1999 Earn Out remaining unpaid after March 31, 2000 shall thereafter bear interest at a rate equal to the Prime Rate plus Two percent (2%) until the same is paid in full."

            2. Section 6.1 (a)(ii)(d) of the Stock Purchase Agreement
               is hereby deleted in its entirety and the following shall be substituted therefor:

              "(d) Redeem or otherwise acquire any of their respective stock, securities or other equity interests (other than in connection with any stock option plans for the benefit of employees), which, when aggregated with the amounts permitted pursuant to Section 6. 1(a)(ii)(e) hereof, would exceed an annual amount equal to One Hundred Thousand Cdn. Dollars (Cdn. $100,000) per year;"

            3. Notwithstanding anything contained in the Stock Purchase Agreement, or any other agreement to the contrary, Veltri hereby consents to: (a) the Restructuring; (b) VMP's, VSH's and VHU's guaranty of all of TAG's obligations under the Senior Credit Facility and all documents executed in connection therewith; and (c) VMP's, VSH's and VHU's guaranty of all of TAG's obligations under the Notes to be issued in connection with the Offering and all documents executed in connection therewith.

         4. Every other Section and Sub-Section of the Stock Purchase Agreement as originally executed and delivered shall remain in full force and effect as so executed and delivered, and are hereby confirmed and ratified and shall continue in full force and effect as provided therein.

         5. All capitalized terms not otherwise herein defined shall have the meaning assigned to them in the Stock Purchase Agreement.

         The parties hereto have executed this First Amendment to Stock Purchase Agreement as of the date written above.


                                        Michael T.J. Veltri
                                        ------------------------------------
                                        MICHAEL T.J. VELTRI, Individually and
                                        as Trustee for the Michael T.J. Veltri
                                        Revocable Living Trust u/a/d December
                                        17, 1996


                                         VETRI METAL PRODUCTS CO.



                                         By: Michael T.J. Veltri
                                            --------------------------------


                                         Its: President
                                             -------------------------------


                                         VS HOLDINGS, INC.

                                         By:____________________________________

                                         Its:___________________________________

                                         VELTRI HOLDINGS USA, INC.

                                         By:____________________________________

                                         Its:___________________________________

EXHIBIT B

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

$658,325 (U.S.)                                                   TROY, MICHIGAN
                                                NOVEMBER 8, 1996 (ORIGINAL DATE)
                                       APRIL _, 1998 (AMENDED AND RESTATED DATE)

         FOR VALUE RECEIVED, which shall include the return of the original promissory note between the parties hereof which promissory note shall be deemed canceled with the delivery of this Promissory Note, the undersigned, Veltri Metal Products Co., F/K/A VS Acquisition Co., a Nova Scotia Company ("Debtor"), hereby promises to pay to the order of Michael T. J. Veltri, a Michigan resident, individually and as trustee the Michael T. J. Veltri Revocable Living Trust u/a/d December 17, 1992 ("Creditor"), the principal sum of Six Hundred Fifty Eight Thousand Three Hundred Twenty Five Dollars (U.S.) ($658,325.00 U.S.), together with interest on the unpaid principal balance thereof from the Original Date at a per annum rate equal to the Comerica Bank prime rate of interest in effect from time to time during the term of this Note ("Note Rate"). The principal sum and any accrued interest shall be paid by Debtor to Creditor as follows:

                   The principal balance of this Note and all accrued interest shall be paid on or before September 17, 1998 (the "Payment").

         The occurrence of any one of the following events shall constitute an "Event of Default" by Debtor under this Note: (a) Debtor's failure to pay the Payment when due, whether by maturity, acceleration or otherwise, if such payment is not made within ten (10) days after receipt of written notice, or any other breach by Debtor of any term or provision of this Note (other than a payment failure) if such breach is not cured within thirty (30) days after receipt of written notice, unless such breach is not capable of cure in such thirty (30) days of notice and Debtor is diligently and in good faith pursuing the completion any such cure; (b) an Event of Default shall occur under either the security agreement entered into by and between Creditor and Veltri Holdings USA, Inc. on November 8, 1996 or the security agreement among Creditor, Talon Automotive Group, Inc., VS Holdings, Inc., and Veltri Holdings USA, Inc. in connection with this Note; and (c) the event of an unwaived event of default under Debtor's senior credit facility with Comerica Bank as agent for all participating lenders. From and after any Event of Default, (i) interest shall accrue on the outstanding principal balance at two percent (2%) above the Note Rate, until this Note is paid in full, and (ii) Creditor shall have the option, without notice or demand to Debtor, to declare the entire unpaid principal balance of this Note, together with all accrued interest, immediately due and payable.

           In the event of Creditor's death, all payments hereunder shall nevertheless be due and shall be paid to Creditor's personal representative or to any other person or entity designated by Creditor's personal representative. This Note may be prepaid in whole or in part on one or more occasions without penalty. All payments under this Note, whether due by acceleration or otherwise, shall be applied first to any accrued interest, and then to principal. This Note shall be governed and construed in accordance with the laws of the State of Michigan. If any provision of this Note is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provision shall nevertheless continue in full force and effect without being impaired or invalid in any way.

         Debtor agrees to pay all costs, attorney fees and expenses incurred by Creditor in connection with the collection of any amount due under this Note or the enforcement of any rights of Creditor under this Note.

         This Note is given by Debtor in connection with the Stock Purchase Agreement dated November 8, 1996, as amended and Debtor's obligations pursuant hereto are subject to Debtor's rights contained in Section 5.2(f) of the Stock Purchase Agreement.

         Debtor waives presentment for payment, demand, notice of non-payment, protest and notice of protest of this Note. Any forbearance by Creditor in exercising any right or remedy hereunder or otherwise afforded by applicable law, shall not be a waiver or preclude the exercise of any right or remedy by Creditor. The acceptance by Creditor of any sum payable hereunder after the due date of such payment shall not be a waiver of the right of Creditor to require prompt payment when due of all other sums payable hereunder or to declare a Default for failure to make prompt payment.

         This Note shall be binding upon the successors and assigns of Debtor, and shall, together with the rights and remedies of Creditor hereunder, inure to the benefit of Creditor and his heirs or devisees; provided, however, that neither Debtor nor Creditor may assign any of their respective rights hereunder without the prior written consent of the other party (which consent shall not be unreasonably withheld), except that Creditor may assign his rights to a revocable living trust of which Creditor is the sole trustee during his lifetime.

         This Note is secured by a security agreement among Talon Automotive Group, Inc., VS Holdings, Inc., and Veltri Holdings USA, Inc. and the parties hereof, a mortgage on property located in Royal Oak, Michigan owned by Talon Automotive Group, Inc., and a guaranty given by Talon Automotive Group, Inc., VS Holdings, Inc., and Veltri Holdings USA, Inc., all of even date herewith.

         IN WITNESS WHEREOF, this Promissory Note is made and entered into on the day and year first above written as the Amended and Restated Date.

                                                DEBTOR:

                                                VELTRI METAL PRODUCTS CO., F/K/A
                                                VS ACQUISITION CO.

                                                By:_____________________________

                                                Its:____________________________

                                   EXHIBIT C

                             UNCONDITIONAL GUARANTY

         KNOW ALL MEN BY THESE PRESENTS that Talon Automotive Group, Inc. ("TAG"), VS Holdings, Inc., and Veltri Holdings USA, Inc. all of which share the mailing address of 900 Wilshire Drive, Suite 203, Troy, Michigan ("Guarantors"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby unconditionally and absolutely guarantee to Michael
T. J. Veltri, individually and as trustee of the Michael T. J. Veltri Revocable Living Trust u/a/d December 17, 1992, ("Creditor"), his successors and assigns, the full and prompt payment by Veltri Metal Products Co. ("VMP"), when and as due, the Veltri Indebtedness, as that term is defined in the offering of up to $125,000,000 in senior subordinated notes pursuant to Rule 144A promulgated under the Securities Act of 1933 as amended, provided, however, that for purposes of this Guaranty, the Veltri Indebtedness shall not include any obligations to Creditor under the TAG Equity Ownership Plan, Creditor's Deferred Compensation Agreement or Creditor's Equity Ownership Agreement.

         The obligations of Guarantors hereunder shall be absolute and primary, and shall be complete and binding immediately upon the complete execution hereof and shall be subject to no other condition whatsoever precedent or otherwise and notice of acceptance hereof or action in reliance hereon shall not be required. The obligations of Guarantors shall be continuing and shall continue, irrespective of any statute of limitations otherwise applicable or defenses of laches.

         Upon the occurrence of VMP's failure to pay any of the Veltri Indebtedness, Guarantors agree to pay immediately the same, together with all other charges accruing with respect to said amount and all costs and expenses of collection, including reasonable attorneys' fees.

         As security for this Guaranty and the obligations of Guarantors hereunder, Guarantors and Creditor have entered into a certain security agreement of even date herewith, whereby Guarantors have granted security interests in all of their assets to Creditor.

         Guarantors hereby undertake to cause all of their future wholly-owned subsidiaries, as well as other subsidiaries which receive funding from any of them directly or under lending arrangements with Comerica Bank, or whose indebtedness is guaranteed by TAG, or any of them, to execute guaranties of the Veltri Indebtedness in the same or substantially the same form hereby given.

         Guarantors consent to any and all extensions, renewals, waivers or modifications that may be granted by Creditor with respect to the Veltri Indebtedness and waive any defenses in connection with such events. Other than as required by other agreements by and among the parties hereof, Guarantors further waive any failure of Creditor to give a notice of default, any failure of Creditor to pursue any other party or its assets with due diligence, any failure to resort to any other remedy available to Creditor and any and all defenses whatsoever arising out of this Guaranty.

         This Guaranty and the rights and liabilities of the parties hereunder shall be governed by and construed under the laws of the State of Michigan.

         IN WITNESS WHEREOF, the Guarantors have executed this Unconditional Guaranty on the_____ day of April, 1998.

IN THE PRESENCE OF:                                TALON AUTOMOTIVE GROUP, INC.,
                                                   a Michigan corporation

__________________________                         By:__________________________

                                                   Its:_________________________


                                                   VS HOLDINGS, INC.


                                                   By:__________________________

                                                   Its:_________________________


                                                   VELTRI HOLDINGS USA, INC.

                                                   By:__________________________

                                                   Its:_________________________

                                   EXIHBIT D

                               SECURITY AGREEMENT
                               ------------------

       THIS SECURITY AGREEMENT is made and entered into this    day of April,
1998, by and between Talon Automotive Group, Inc., a Michigan corporation ("TAG") and its direct or indirect subsidiaries, VS Holdings, Inc., and Veltri Holdings USA, Inc., (collectively "Debtor"), and Michael T. J. Veltri, individually and as trustee of the Michael T. J. Veltri Revocable Living Trust u/a/d December 17, 1992, a Michigan resident ("Secured Party").

                                  R E C I T A L S :
                                  - - - - - - - -

         A. Debtor has entered into that certain Unconditional Guaranty (the "Guaranty") of even date herewith to guaranty certain obligations of Veltri Metal Products Co. ("VMP") to Secured Party.

         B. In order to secure Debtor's financial obligations to Secured Party pursuant to the Guaranty ("Veltri Indebtedness"), Debtor wishes to grant Secured Party a security interest in all of its now owned or hereafter acquired assets subject to the terms and conditions of this Agreement.

         C. Debtor is in the process of completing an offering of up to $125,000,000 in senior subordinated notes pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended.

         NOW, THEREFORE, in consideration of the above recitals, the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and agreed to, Debtor and Secured Party agree as follows:

         1. GRANT OF SECURITY INTEREST. As Security for the prompt and complete payment when due of the Veltri Indebtedness and the obligations of Debtor pursuant to the Agreement of even date herewith (the "Agreement"). Debtor hereby grants to Secured Party a security interest in all assets of Debtor, including but not limited to all of Debtor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (collectively, the "Collateral"):

           (i) all accounts as defined in ss. 9-106 of the Uniform Commercial Code (the "UCC") as from time to time in effect in Michigan;

           (ii)       all contracts;

           (iii)      all equipment as defined in ss. 9-109(2) of the UCC;

           (iv)       all general intangibles as defined in ss.9-106 of the UCC;

           (v)        all inventory as defined in ss. 9-109(4) of the UCC

           (vi) all books and records, data processing cards, tapes, tabulating runs, programs and similar material evidencing, securing or relating to any of the foregoing; and

           (vii) to the extent not otherwise included, all proceeds, as defined in ss. 9-306 of the UCC, and products of any or all of the foregoing.

Without limiting the generality of the foregoing, Debtor agrees that the Veltri Indebtedness shall include: (i) all costs, expenses and attorney fees which are reasonably paid or incurred by Secured Party in the enforcement, administration and collection of any Veltri Indebtedness, and in the protection, maintenance and disposition of any Collateral; and (ii) all amounts payable under this Security Agreement including, without limitation, Section 3.2 hereof.

         2. Representations and Warranties. Debtor hereby represents and warrants to Secured Party that:

         2.1 Good Standing Location and Use of Collateral. Each Debtor is a company duly organized, validly existing and in good standing under the laws of the state of their incorporation, and is duly qualified to transact business and is in good standing in each jurisdiction where such qualification is necessary, except where the lack of such qualification would not have a material adverse effect, and each has all the requisite power and authority, corporate or otherwise, to conduct its business, to own and operate its properties and to execute, deliver and perform all of its obligations hereunder.

         2.2 Authorization; Enforceability. This Security Agreement has been duly executed and delivered by Debtor and constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. The execution and delivery of this Security Agreement does not constitute a breach of any provision contained in Debtor's Article of Incorporation or Bylaws or any material agreement or instrument to which Debtor is a party or by which Debtor is bound.

         2.3 Threatened or Pending Proceedings. To the best of Debtor's knowledge, there are no actions or proceedings which are threatened or pending against Debtor or any of its assets which might result in any material adverse change in Debtor's financial condition or which might materially adversely affect the Collateral or Debtor's business.

         2.4 Ownership. Debtor owns all right to, title in, and interest in all of the Collateral free and clear of any liens, pledges or other encumbrances, except for Permitted liens (as hereinafter defined). As used herein, "Permitted Liens" shall mean:

                   (a) the liens, claims, encumbrances and security interests (collectively, "Liens") on any of the Collateral in favor of Comerica Bank, as agent for itself and any other institutional lenders which may participate with Comerica, or their successor lender(s) in connection with any refinancing thereof (the "Banks"), and any other person or entity permitted by Secured Party in writing;

                   (b) In accordance with Section 3.4 below, Liens for taxes, assessments or governmental charges or claims not yet delinquent, or Liens for taxes, assessments or governmental charges being contested in good faith and by appropriate proceedings;

                   (c) Liens in respect of property or assets of Debtor which were imposed by law in the ordinary course of business, such as carriers', warehousemen's and construction liens and other similar liens arising in the ordinary course of business, which are not delinquent or which are being contested in good faith by appropriate proceedings;

                   (d) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other type of social security, or to secure the performance of tenders, statutory obligations, surety bonds, bids, leases, governmental contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect to the payment for borrowed money or the equivalent);

                   (e) Liens of any judgment rendered which does not give rise to an Event of Default (as defined below) and Liens created by deposits of cash or cash equivalents permitting the Debtor to appeal court judgments that are being contested in good faith by appropriate proceedings and do not give rise to an Event of Default;

                   (f) Assignments, leases or subleases granted to others not interfering in any material respect with the ordinary conduct of the Debtor's business and not materially affecting the value of the Collateral; and

                   (g) With respect to assets which Debtor may acquire after the date hereof which become Collateral under this Agreement, purchase money security interest or other Liens which are a result of seller financing in the acquisition of all or substantially all of the assets of a new subsidiary.

          2.5 No Competing Filings. No security agreement, financing statement or equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except with respect to any Permitted Liens or such as may have been filed in favor of Secured Party, pursuant to this Security Agreement.

       3. COVENANTS. Debtor hereby covenants and agrees to and with Secured Party, that until all of the Veltri Indebtedness is fully paid:

          3.1 Further Documentation: Pledy-e of Instruments. At any time and from time to time, upon the reasonable request of Secured Party, and at the sole expense of Debtor, Debtor will execute and deliver any and all such further documents including, without limitation, the filing of any financing or continuation statements under the UCC. Debtor also hereby authorizes Secured Party to file any mortgage, financing or continuation statements without the signature of Debtor to the extent permitted by applicable law. Subject to the prior rights of the Banks, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument (other than an instrument which constitutes Chattel Paper), such note or instrument shall be pledged to Secured Party hereunder and shall be duly endorsed in a manner reasonably satisfactory to Secured Party and delivered to Secured Party.

         3.2 Indemnification. In any suit, proceeding or action properly brought by Secured Party under this Security Agreement relating to the Collateral, including, without limitation, any license, account, document, Chattel Paper, contract or lease, for any sum owing thereunder, or to enforce any provisions of any license, account, document, Chattel Paper, contract or lease, Debtor will save, indemnify, defend and keep Secured Party harmless from and against any and all expense, loss or damage suffered by reason of any and all defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from Debtor, and all such obligations of Debtor shall be and remain enforceable against and only against Debtor and shall not be enforceable against Secured Party. Debtor promises to pay, and to hold Secured Party harmless from: (i) any and all liabilities with respect to, or resulting from, any delay in paying any and all excise, sales, transfer or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement; and (ii) damages (after deduction for any net tax savings or third party recoveries to the extent either such item otherwise would result in an excess recovery of Secured Party's damages) resulting from any default in those transactions contemplated by the Agreement, except to the extent Debtor is entitled to indemnity from Secured Party under the Stock Purchase Agreement dated November 8, 1996 among Secured Party, Maria Veltri and VMP (the "Stock Purchase Agreement").

         3.3 Compliance. Debtor will comply, in all material respects, with all applicable acts, rules, statutes, regulations, orders, judgments, decrees and directions of any governmental authority applicable to the Collateral or any part thereof or to the operation of Debtor's business.

         3.4 Payment of Taxes. Debtor will pay, prior to the imposition of any penalties or interest, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies), except that no such tax, assessment or governmental charge levy or claim need be paid if the validity thereof is being contested in good faith by appropriate proceedings, unless such proceedings involve the imminent sale, seizure, forfeiture or loss or any material portion of the Collateral.

         3.5 Limitation on Liens on Collateral. Other than Permitted Liens, Debtor will not create, permit or suffer to exist, and will defend at its sole cost and expense the Collateral against and take such other action as is necessary to remove, any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind and any agreement to give or refrain from giving any of the foregoing on the Collateral and, subject to the Permitted Liens, will defend the right, title and interest of Secured Party in and to any of the Collateral and in and to the Proceeds and Products thereof against the claims and demands of any person or entity.

          3.6 Maintenance of Insurance. Debtor will maintain insurance policies insuring

(i) the Collateral against loss or damage, however caused, and (ii) Debtor against liability for personal injury and property damage relating to the Collateral. Such insurance policies shall be in such form and in such amounts and coverage as shall be reasonably satisfactory to Secured Party, with losses payable to Secured Party as its interest may appear under a standard non-contributory "mortgagee," "lender" or "Secured Party" clause. All such insurance policies shall (i) contain a clause which provides that Secured Party's interest under the policy will not be invalidated by any act or omissions of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in the policy, and (ii) provide that no cancellation, reduction in amount, change in amount of deductible, or change in coverage thereof shall be effective until at least thirty (30) days after receipt by Secured Party of written notice thereof. Debtor shall provide Secured Party with prompt notice of any claim in excess of $1,000,000 under any such insurance policy. Debtor shall, if so requested by Secured Party and as often as Secured Party may reasonably so request, provide Secured Party with "certificates of insurance" or "insurance binders."

         3.7 Limitation on Disposition. Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral to the Banks or anyone else (except inventory sold in the ordinary course of its business, except for the sale of old and obsolete Collateral in connection with the replacement thereof, and, on an annual basis, except for Collateral having an aggregate value of less than $1,000,000), or attempt to offer or contract to do so without the prior written consent of Secured Party.

         3.8 Further Identification of Collateral. Debtor will furnish to Secured Party from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in detail as Secured Party may reasonably require.

         3.9 Performance by Secured Party of Debtor's Veltri Indebtedness. If Debtor fails to perform or comply with any term or condition contained herein and such failure shall continue for a period of thirty (30) days after written notice thereof to Debtor (except where Debtor disputes such notice in good faith, in which case Secured Party shall have no right to act on behalf of Debtor until such dispute is resolved), Secured Party shall have the right to perform or comply, or otherwise cause performance or compliance, with such term or condition and the reasonable expenses of Secured Party incurred in connection with such performance or compliance, together with interest thereon at the rate of two percent (2%) above prime as reported in the Wall Street Journal, shall be payable by Debtor to Secured Party on demand and shall constitute part of the Veltri Indebtedness.

          3.10 Right of Inspection. Secured Party shall have access upon reasonable prior notice during normal business hours to the books and records relating to the Collateral, and Secured Party or its representatives may examine the same, take extracts therefrom and make photocopies thereof (at Secured Party's expense), and Debtor agrees to render to Secured Party such clerical and other assistance as may be reasonably requested with regard thereto. Secured Party and its representatives shall also have the right upon reasonable prior notice to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting their interests therein.

         3.11 Maintenance of Equipment and Fixtures. Debtor will keep and maintain each item of the Collateral in good operating condition and repair, ordinary wear and tear excepted.

         3.12 Conduct of Business, Debtor will not, whether in a single transaction or a series of transactions, declare or pay dividends (other than stock dividends or stock splits) on any stock, security or other equity interests of Debtor, except for the (a) dividends to Debtor's shareholders in payment of the federal and state income taxes payable by such shareholders as a result of Debtor's election to be taxed as an S Corporation (assuming that such shareholders are taxed at the highest applicable rates), (b) a dividend in the amount of $10,000,000 to be paid contemporaneously with the completion of the Offering, and (c) dividends in amounts not to exceed the income of Debtor and its subsidiaries (other than VS Holdings, Inc. and Veltri Holdings USA, Inc.), but only to the extent that the same is replaced with additional equity and/or indebtedness subordinated to Secured Party.

         3.13 Financial Statement and Information. Debtor will deliver or cause to be delivered, copies of any and all quarterly and annual financial statements and other financial statements relating to Debtor, its business, its financial condition and the Collateral as Debtor may prepare or cause to be prepared. Any such financial statements and information shall be prepared in accordance with generally accepted accounting principles, consistently applied.

         3.14 Name Change. Debtor shall not change its corporate name without first giving Security Party ten (10) days prior written notice.

         3.15 Repayment of Loan. Debtor shall not repay any existing outstanding loan to its shareholders, except to the extent that the same are repaid out of the funds received in connection with the Offering.

         3.16 Future Subsidiaries. Debtor hereby undertakes to cause all of its future whollyowned subsidiaries, as well as other subsidiaries which receive funding from any of them directly or under lending arrangements with Comerica Bank, or whose indebtedness is guaranteed by Debtor, or any of them, to grant a security interest in favor of Secured Party and to execute financing statement and mortgages, where appropriate, to secure payment of the Veltri Indebtedness in the same or substantially the same form hereby given.

         4. EVENTS OF DEFAULT. Debtor shall be in default under this Security Agreement upon the occurrence of any of the following events (individually referred to herein as "Event of Default"):

                  4.1 A failure of the Debtor to pay, as and when due hereunder, any of the Veltri Indebtedness. Notwithstanding anything herein contained to the contrary, no Event of Default shall be deemed to have occurred pursuant to this Section 4.1 unless such Event of Default remains uncured ten (10) days after receipt of written notice thereof.

                  4.2 Debtor's failure to observe or perform any of the terms, conditions and covenants of this Security Agreement, which failure is not cured within thirty (30) days after receipt of written notice thereof, unless such failure is not capable of cure in such thirty (30) day period, in which case, Debtor shall have commenced such cure within thirty (30) days of notice and be diligently and in good faith pursuing the completion of any such cure;

        provided, however, that Debtor shall not be given any such additional time beyond such original thirty (30) days to cure any breach or violation of Section 3.12 of this Agreement.

                 4.3 If a judgment, decree or order for money damages in excess of $1,000,000 (U.S.) not fully covered by insurance shall have been entered by a court of competent jurisdiction against Debtor, or any writ or warrant of execution, attachment, garnishment or any similar process shall have been filed against any material part of the Collateral, and such judgment, decree, order, writ or warrant of execution, attachment, garnishment, or similar process shall have remained unsatisfied, unvacated, unbonded or unstayed for a period of sixty (60) days.

                 4.4 If Debtor (i) becomes insolvent or files a bankruptcy petition, (ii) makes an assignment for the benefit of creditors, (iii) is unable to pay or meet its obligations as they mature, (iv) applies for or consents to the appointment of a custodian, trustee or receiver for all or any portion of its properties, assets or the Collateral, if any such custodian, trustee or receiver shall not be discharged within sixty (60) days, or (v) bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation proceedings commenced against it under any law or statute of the United States or any State thereof, which proceedings are not dismissed within sixty (60) days.

                 4.5 If Comerica, as agent for itself and the Banks, shall accelerate the indebtedness owed to it, and, after such acceleration, Comerica shall exercise its remedies, or commence foreclosure proceedings by public or private sale, with respect to all or any portion of the Collateral.

                 4.6 VMP's default under its general security agreement with Secured Party dated November 2, 1996.

         5. RIGHTS UPON DEFAULT. In addition to any other rights given to Secured Party hereunder and applicable law, if any Event of Default shall occur and be continuing:

                  5.1 Subject to the prior interests of the Banks pursuant to the Intercreditor Agreement (as such term is defined in Section 21 below), all payments received by Debtor which are Proceeds of or which are in connection with any of the Collateral shall be held by Debtor in trust for Secured Party, shall be segregated from other funds of Debtor and shall immediately upon receipt by Debtor be turned over to Secured Party in the same form as received by Debtor (duly endorsed by Debtor to Secured Party, if required) including all original checks, drafts, acceptances, notes and other evidence of payment related thereto; and

                   5.2 Subject to the prior interests of the Banks pursuant to the Intercreditor Agreement, any and all such payments so received by Secured Party (whether from Debtor or otherwise) may, in the sole discretion of Secured Party, be held by Secured Party as collateral security for, and/or at any time and from time to time thereafter, applied in whole or in part by Secured Party against, all or any part of the Veltri Indebtedness in such order and at such times as Secured Party shall elect in its reasonable discretion. Any balance of such payments held by Secured Party and remaining after payment in full of all of the Veltri Indebtedness shall be paid over to the Debtor or to whomsoever may be lawftilly entitled to receive the same.

         6. REMEDIES UPON AN EVENT OF DEFAULT. If any Event of Default shall occur and be continuing, subject to the prior interests and remedies of the Banks pursuant to the Intercreditor Agreement, Secured Party shall have and may exercise, in addition to all other rights and remedies granted to it in this Security Agreement or in any other instrument or agreement securing, evidencing or relating to the Veltri Indebtedness or available at law or in equity, any one or more of the following rights and remedies:

                  6.1 All the rights and remedies upon default, in forfeiture and otherwise available to secured parties under the UCC and other applicable law.

                  6.2 Personally or by agents or attorneys, to take possession of all or any part of the Collateral and/or render it unusable and furthermore:

                  6.2.1 Hold, store, keep idle, lease, operate, remove or otherwise use or permit the use of the Collateral or any part thereof, for such time and upon such terms as Secured Party may in its discretion deem to be in its own best interests, and demand, collect and retain all earnings and other sums due and to become due in respect to the same from any party arising from such use and charging against all receipts from the use of the same or from the sale thereof, all costs, expenses, judgments, damages and other losses resulting from such use.

                  6.2.2 Sell, lease, dispose of or cause to be sold, leased and disposed of, all or any part of the Collateral at one or more public or private sales, leasings or other dispositions, in such places and times and on such terms and conditions as Secured Party in its discretion determines to be in its own best interest. Debtor's rights, if any, to all of the following are hereby expressly waived by Debtor to the fullest extent permitted by law: (i) all notice or advertisement of sale, lease or other disposition; (ii) any right or equity of redemption; (iii) any obligation of a perspective purchaser or lessee to inquire as the power and authority of Secured Party to sell, lease or otherwise dispose of the Collateral; and (iv) the right to direct the application of the Proceeds of sale.

         Without limiting the generality of the foregoing, Debtor expressly agrees that if any Event of Default exists, Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice, specified below, containing the time and place of any public or private sale) to or upon Debtor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more units, lots or parcels, in one or more contracts, at public or private sale or sales, at any exchange broker's board or at any of Secured Party's offices or elsewhere at such prices and on such terms as Secured Party may deem in its reasonable discretion to be in its own best interests, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Debtor hereby releases.

         Debtor agrees that Secured Party need not give more than twenty (20) days notice (which notification shall be deemed given when mailed, postage prepared, addressed to Debtor at its address set forth in this Security Agreement for the giving of notices) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

         Debtor agrees to pay all costs of Secured Party, including reasonable attorneys' fees and expenses, incurred with respect to the enforcement of any of the Veltri Indebtedness, the enforcement of Secured Party's rights and remedies upon a violation of Section 3.12 of this Agreement and the enforcement of any of Secured Party's rights hereunder. Debtor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral. Debtor also expressly waives and releases all right to direct the order in which any of the Collateral shall be sold in the event of any sale or sales pursuant hereto and to have any of the Collateral marshaled upon any foreclosure of any of the security interests granted in this Security Agreement.

         The Proceeds of any sale or other disposition of Collateral shall be applied by Secured Party first upon all expenses authorized by the UCC and all reasonable attorneys fees and other expenses incurred by Secured Party; the balance of the Proceeds of such sale or other disposition shall be applied to the payment of the Veltri Indebtedness, first to interest then to principal; then, to any indebtedness of Debtor secured by a subordinated security interest in the Collateral if Secured Party is notified thereof in the time and manner provided in the UCC and the surplus, if any, shall be paid over to Debtor or to such other person or persons as may be entitled thereto under applicable law. Debtor shall remain liable for any deficiency if the Proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Secured Party is entitled, Debtor shall also remain liable for the fees and expenses of any attorneys employed by Secured Party to collect such deficiency.

                6.3 To institute legal proceedings to foreclose upon and against the lien and security interests granted by this Security Agreement and to recover judgment for all amounts then due and owing, and to collect the same out of any of the Collateral or from the proceeds of any sale or disposition thereof.

                 6.4 To enter upon the premises of Debtor or any other place or places where the Collateral or any part thereof is found and to take possession of the Collateral with or without demand and with or without process of law.

                 6.5 To be entitled, to the extent provided by law, to have appointed a custodian, trustee or receiver of the Collateral and to the rents and profits derived therefrom. The Debtor hereby consents to the appointment of such a custodian, trustee or receiver. This appointment shall be in addition to any other rights, relief or remedies afforded Secured Party. Such custodian, trustee or receiver, in addition to any other rights to which he shall be entitled, shall be authorized to sell any and all Collateral for the benefit of Secured Party, pursuant to provisions of law, and Debtor shall remain liable to Secured Party for any deficiency resulting from any such sale or disposition; and/or

                 6.6 To set off and apply any and all obligations or indebtedness at any time owing by Secured Party to or for the credit or the account of Debtor, against any and all of the Veltri Indebtedness.

                 Notwithstanding anything contained in this Security Agreement to the contrary, in the exercise of its rights under this Security Agreement, Secured Party shall use that degree of care required by the UCC in the handling, storage and disposition and shall take all such actions as may be reasonably necessary to preserve the value of the Collateral and mitigate any loss of such value.

         7.      SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.

                 7.1 Appointment: Powers. Subject to the prior interests and remedies of the Banks, if an Event of Default shall occur and be continuing, Debtor irrevocably constitutes and appoints Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of Debtor, without notice to or assent by Debtor to do the following:

                 7.1.1 Pay or discharge taxes, liens, security interests or other encumbrances levied, placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of costs thereof and the premiums therefor; and

                 7.1.2 (a) ask, direct and demand any party liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (b) collect and receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;
         (c) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments and notices in connection with accounts and other documents relating to the Collateral; (d) in the name of Debtor, to its own name or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of monies due under any Collateral; (e) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction for the purpose of collecting any monies due under any Collateral or any part thereof or enforcing any other right in respect of any Collateral; (f) defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (g) settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (h) assign any copyright, patent or trademark owned by Debtor (along with the goodwill of the business to which such trademark pertains), for such term or terms, on such conditions and in such manner, as Secured Party shall in its sole discretion determine;

         (i) direct the appropriate U.S. Postal Service office or offices to deliver all mail addressed to Debtor with respect to accounts to Secured Party as such place or places as Secured Party may indicate; and (j) generally sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and do, at Secured Party's option and Debtor's expense, at any time or from time to time all acts and things which Secured Party deems reasonably necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to affect the intent of this Security Agreement, all as fully and effectively as Debtor might do.

                 7.2 LIMITATION ON LIABILITY. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Secured Party's own gross negligence or willful misconduct.

                 7.3 POWERS COUPLED WITH AN INTEREST. All powers, authorizations and agencies contained in this Security Agreement with respect to the Collateral are irrevocable and are deemed powers coupled with an interest. Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

          8. TERMINATION. This Security Agreement, and all security interests of Secured Party in the Collateral, shall terminate upon the full and final payment of the Earn Out Amount and the Note Amount, as defined in the Stock Purchase Agreement. Upon the full and final termination of this Security Agreement, Secured Party will execute and deliver to Debtor termination statements, releases and other documents reasonably requested by Debtor to evidence the termination of this Security Agreement and of Secured Party's security interest in the Collateral.

          9. VENUE: JURISDICTION. Debtor agrees that all actions or proceedings arising in connection with this Security Agreement shall be filed and tried only in the courts of Oakland County, Michigan or of the United States for the Eastern District of Michigan, Southern Division. Debtor hereby irrevocably and unconditionally consents to, itself and in respect of its property, the jurisdiction and venue of such courts. Nothing herein shall affect the right of Secured Party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against Debtor in any other jurisdiction. Debtor irrevocably waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section.

          10. WAIVERS VOLUNTARY. Ibe waivers contained in this Agreement are freely, knowingly and voluntarily given by each party, without any duress or coercion, after each party has consulted with its counsel and has carefully and completely read all of the terms and provisions of this Agreement, specifically including the waivers contained in this Section.

          11. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, addressed as follows in the case of Debtor and Secured Party, or to such other address as may be provided in writing:

          Debtor:                 Talon Automotive Group, Inc.
                                  900 Wilshire Drive
                                  Suite 150
                                  Troy, Michigan 48084
                                  Attn: David Woodward,

          Secured Party:          Michael T.J. Veltri
                                  4530 River Trail
                                  Bloomfield Hills, MI 48301

          12. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

          13. NO WAIVER, CUMULATIVE REMEDIES. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Secured Party and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or in equity. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Secured Party or Debtor.

          14. SUCCESSORS AND ASSIGNS. This Security Agreement and all of the Veltri Indebtedness shall be binding upon the successors, assigns and wholly-owned subsidiaries of Debtor, and shall, together with the rights and remedies of Secured Party hereunder inure to the benefit of Secured Party and his heirs or devisees; provided, however, that neither Debtor nor Secured Party may assign any of their respective rights or any of the Veltri Indebtedness hereunder without the prior written consent of the other party (which consent shall not be unreasonably withheld), except that Secured Party may assign his rights and obligations to a revocable living trust of which Secured Party is the sole trustee during his lifetime.

          15. COUNTERPARTS. This Security Agreement may be executed by the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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






         16. CONSTRUCTION. Neither this Security Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party, whether under any rule of construction or otherwise. On the contrary, this Security Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

         17. COMPLETE AGREEMENT. This Security Agreement represents the entire agreement between Debtor and Secured Party relating to the subject matter hereof, supersedes all prior agreements, commitments and understandings between the parties hereto relating to the subject matter hereof, cannot be changed or terminated orally, and shall be deemed effective as of the date hereof.

         18. HEADINGS. Headings used in this Security Agreement are for convenience of reference only and shall not constitute a part of this Security Agreement for any other purpose or affect the construction of this Security Agreement.

         19. CHOICE OF LAW. The validity of this Security Agreement, its construction, interpretation and enforcement and the rights of the parties hereto shall be determined under, governed by and construed in accordance with the laws of the State of Michigan, without regard to principles of conflicts of law.

         20. WAIVER OF JURY TRIAL. SECURED PARTY AND DEBTOR ACKNOWLEDGE AND AGREE THAT THERE MAY BE A CONSTITUTIONAL RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY CLAIM, DISPUTE OR LAWSUIT ARISING BETWEEN THEM, BUT THAT SUCH RIGHT MAY BE WAIVED. ACCORDINGLY, THE PARTIES AGREE THAT NOTWITHSTANDING SUCH CONSTITUTIONAL RIGHT, IN THIS COMMERCIAL MATTER THE PARTIES BELIEVE AND AGREE THAT IT SHALL BE IN THEIR BEST INTEREST TO WAIVE SUCH RIGHT, AND, ACCORDINGLY, HEREBY WAIVE SUCH RIGHT TO A JURY TRIAL, AND FURTHER AGREE THAT THE BEST FORUM FOR HEARING ANY CLAIM, DISPUTE OR LAWSUIT, IF ANY, ARISING IN CONNECTION WITH THIS AGREEMENT OR THE RELATIONSHIP BETWEEN SECURED PARTY AND DEBTOR, SHALL BE A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY.

         21. ACKNOWLEDGEMENT OF SUBORDINATION. Notwithstanding anything contained herein to the contrary, Secured Party acknowledges and agrees that its security interest in the Collateral is subordinate in all respects to the security interest of the Banks in the Collateral to the extent provided in the Intercreditor Agreement, dated as of the date hereof (the "Intercreditor Agreement"), between Secured Party and the Banks and that all rights, remedies and powers of Secured Party hereunder with respect to the Collateral (including without limitation those set forth in Sections 5, 6 and 7 hereof) shall be subject to and limited by the superior rights of the Banks to the extent provided in the Intercreditor Agreement. In furtherance of the foregoing, Secured Party agrees to execute and deliver to the Banks a subordination agreement containing such terms as the Banks may reasonably request with respect to the foregoing and any other matter to be covered thereby.



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






         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered as of the date first set forth above.

                                                 DEBTOR:

                                                 TALON AUTOMOTIVE GROUP, INC.

                                                 By:
                                                    -------------------------

                                                    Its: --------------------


                                                 OTHER PARTIES:

                                                 VS HOLDINGS~ INC.

                                                 By:
                                                    -------------------------

                                                 Its:
                                                     ------------------------


                                                 VELTRI HOLDINGS USA, INC.

                                                 By:
                                                    -------------------------

                                                 Its:
                                                     ------------------------


                                                 SECURED PARTY:


                                                 ----------------------------
                                                 Michael T.J. Veltri



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